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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 14, 1996

                                   USTEL, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

         0-24098                                         95-4362330
(Commission File Number)                    (I.R.S. Employer Identification No.)

                         2775 South Rainbow Blvd., #102
                             Las Vegas, Nevada 89102

          (Address of Principal Executive Offices, Including Zip Code)

                                 (702) 247-7400

              (Registrant's Telephone Number, Including Area Code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Change and Control of Registrant.

         A change of control of UStel may be deemed to have occurred on August 14, 1996, as a result of a stock purchase and the appointment of new Board members, both effective that date.

         Royce Diener, as trustee of the Palisades USTL Trust (the "Trust"), purchased an aggregate of 612,750 UStel shares from the TAD 1993 Family Trust and the RGB 1993 Family Trust. The consideration for the shares consisted of cash and purchase money notes. The cash came from the personal resources of the beneficiaries of the Trust. The notes are payable in installments over a two-year period and are secured by the shares purchased.

         Mr. Diener, as trustee, will vote the Trust's shares during the term (coinciding with the repayment period of the notes) of the Trust. He is obligated to consult with beneficiaries and to vote the shares in accordance with the wishes of a majority in interest thereof. When, however, such consultation is impracticable, Mr. Diener may vote the shares in such manner as he reasonably believes to be in the best interest of a majority in interest.

         In addition to his voting power as aforesaid over the 612,750 UStel shares (approximately 30% of the UStel shares outstanding) purchased on August 14, 1996, Mr. Diener beneficially owns an additional 236,000 UStel shares consisting of 53,000 shares and warrants to purchase an additional 183,333 such shares.

         While not a group for the purpose of acquiring, holding or disposing of UStel shares, the new members of UStel's seven-person Board, Robert L.B. Diener, Jerry Dackerman and Wouter van Biene, are related to or share common interests with Royce Diener. Robert Diener is the son of Royce Diener, and Messrs. Dackerman and van Biene, both founders of and substantial shareholders in Consortium 2000, Inc. (See Item 2) sit on the Consortium 2000, Inc. Board with Royce Diener. Coincident with their appointments as directors, Messrs. Robert Diener, Dackerman and van Biene agreed to serve as President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, respectively, of UStel.

Item 2.  Acquisition or Disposition of Assets.

         Pursuant to a Merger Agreement and Plan or Reorganization (the "Merger Agreement") entered into as of August 14, 1996 by and among UStel, Inc., Consortium Acquisition Corporation and Consortium 2000, Inc., UStel created a wholly-owned subsidiary, Consortium Acquisition Corporation which will be merged with and into Consortium 2000, Inc., with Consortium 2000, Inc. being the surviving corporation in the merger. Pursuant to the Merger Agreement, all of the capital stock of Consortium 2000, Inc. will be converted into an aggregate of 1,076,923 shares of the common stock of UStel. As a result of the merger Consortium 2000, Inc. will become a wholly-owned


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subsidiary of UStel. Consortium 2000, Inc. currently has a marketing agreement with UStel, Inc. pursuant to which it markets telephone services on behalf of UStel, Inc. Royce Diener, a director of UStel, Inc. is also a director and a principal shareholder of Consortium 2000, Inc. The merger will be effective upon the vote on the merger by the shareholders of UStel, Inc.

         The Merger Agreement is subject to certain conditions including that shareholder approval be obtained, and other conditions as are more fully set forth in the Merger Agreement a copy of which is attached as an exhibit to this report.

Item 5.  Other Events.

         On August 14, 1996 UStel entered into a Registration Rights Agreement in favor of the shareholders of Consortium 2000, Inc. (the "Consortium 2000 Registration Rights Agreement"). The Consortium 2000 Registration Rights Agreement covers all or any part of the 1,076,923 shares of common stock of UStel, Inc. to be issued pursuant to the merger described above in Item 2. Pursuant to the Consortium 2000 Registration Rights Agreement, the beneficiaries of the Registration Rights Agreement have the right to demand registration of the shares covered by the Agreement. The expenses of such registration would be borne by UStel. A copy of the Consortium 2000 Registration Rights Agreement is attached hereto as an exhibit to this report.

         Also, on August 14, 1996 UStel entered into a Registration Rights Agreement with Noam Schwartz, David Schwartz, the RGB 1993 Family Trust and the TAD 1993 Family Trust covering 950,000 shares of common stock of UStel (hereinafter, the "Schwartz Registration Rights Agreement"). Pursuant to the Schwartz Registration Rights Agreement, the beneficiaries of the Agreement have demand registration rights at company expense covering 950,000 shares. Of these shares, 612,750 shares together with the registration rights were transferred to the Palisades USTL Trust (see Item 1 above). A copy of the Schwartz Registration Rights Agreement is attached hereto as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  It is impracticable to provide the required financial statements for the acquired business referred to in Item 2 above. The registrant intends to file such financial statements as soon as practicable but not later than 60 days after the report on Form 8-K must be filed with respect to such acquisition.


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         (b)      Proforma Financial Information.

                  See (a) above of this Item.

         (c)      Exhibits.

                  There is attached hereto the following exhibits:

                                    Exhibits

                     Exhibit No.    Description of Exhibits

                           2 Merger Agreement and Plan of Reorganization By and Among UStel, Inc., Consortium Acquisition Corporation and Consortium 2000, Inc. dated August 14, 1996

                           10.1 Registration Rights Agreement dated August 14, 1996 Between UStel, Inc. and the Consortium 2000 Shareholders (the Consortium 2000 Registration Rights Agreement)

                           10.2 Registration Rights Agreement dated August 14, 1996 Between UStel, Inc. and Noam Schwartz, David Schwartz, the RGB 1993 Family Trust and the TAD 1993 Family Trust (the Schwartz Registration Rights Agreement)

SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UStel, Inc.

                                     By: /s/ Robert L.B. Diener
                                       ______________________________________
                                       (Print name and title of signing officer)
                                         Robert L.B. Diener, PRESIDENT AND
                                         CHIEF EXECUTIVE OFFICER


                                     Dated: August 26, 1996
                                            _______________________________


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